THE MUNDER FUNDS

Class A, B, C, K, R, Y & I Shares

Supplement Dated January 24, 2008

to Shareholder Guide Dated October 31, 2007

The following section replaces in its entirety the section entitled “Investment Minimums (Class I Shares)” found on page S-7 of the Shareholder Guide:

Except as provided below, the minimum initial investment for Class I shares is $2 million per Fund for each Class I shares account.

Investment minimums do not apply to accounts attributable to an intermediary that (1) maintains aggregate assets on behalf of its clients in a Fund equivalent to $10 million or greater and an average client account size in the Fund equivalent to $200,000 or greater, or (2) has entered into a written eligibility agreement with the Funds that is intended to maintain the institutional nature of the Class I shares.

We reserve the right to waive any investment minimum if the Funds determine that doing so would result in a benefit to Fund shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE